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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 7, 1998


                              JG Industries, Inc.
             (Exact name of registrant as specified in its charter)



          Illinois                       1-258                  36-1141010
(State or other jurisdiction   (Commission File Number)       (IRS Employer
    of incorporation)                                     Identification Number)

          5630 West Belmont Avenue
             Chicago, Illinois                                     60634
(Address of principal executive offices)                        (Zip Code)


                                (773) 481-5410
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)

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Item 5.   Other Events

     On October 7, 1998, JG Industries, Inc. (the "Company") was informed by NASDAQ that the Company's Common Stock was delisted from the NASDAQ Stock Market effective with the close of business October 7, 1998.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              JG INDUSTRIES, INC.


                              By: /s/ Clarence Farrar
                                 ----------------------------
                              Name:  Clarence Farrar
                              Title: President



October 14, 1998